Exhibit 99.1

Annex I
(Third Quarter 2021 Update, as of October 6, 2021)

The Master Trust II Portfolio

The information provided in this Annex I is an integral part of this prospectus, and is incorporated by reference into this prospectus.

General

The receivables conveyed to master trust II arise in accounts selected from the Bank Portfolio on the basis of criteria set forth in the master trust II agreement as applied on the Cut‑Off Date or, for additional accounts, as of the date of their designation.  The transferor has the right, subject to certain limitations and conditions set forth therein, to designate from time to time additional accounts and to transfer to master trust II all receivables of those additional accounts.  Any additional accounts designated must be Eligible Accounts as of the date the transferor designates those accounts as additional accounts.  See “Receivables Transfer Agreements Generally” and “Master Trust II—The Receivables” in this prospectus.

As owner of the credit card accounts, BANA retains the right to change various credit card account terms (including finance charges and other fees it charges and the required minimum monthly payment).  BANA has no restrictions on its ability to change the terms of the credit card accounts except as described in this prospectus.  See “Risk Factors—Business Risks Relating to BANA’s Credit Card Business—BANA may change the terms of the credit card accounts in a way that reduces or slows collections.  These changes may result in reduced, accelerated or delayed payments to you” in this prospectus.  Changes in relevant law, changes in the marketplace or prudent business practices could cause BANA to change credit card account terms.  See “BANA’s Credit Card Activities—Origination, Account Acquisition, Credit Lines and Use of Credit Card Accounts” in this prospectus for a description of how credit card account terms can be changed.

Economic conditions affect the performance of the receivables in master trust II.  If economic conditions were to deteriorate, the performance of the receivables in master trust II may be adversely affected.

Delinquency and Principal Charge‑Off Experience

BANA’s procedures for determining whether an account is contractually delinquent, including a description of its collection efforts with regard to delinquent accounts, are described under “BANA’s Credit Card Portfolio—Delinquencies and Collection Efforts” in this prospectus.  Similarly, BANA’s procedures for charging‑off and writing‑off accounts is described under “BANA’s Credit Card Portfolio—Charge‑Off Policy” in this prospectus.

The following table sets forth the delinquency experience for cardholder payments on the credit card accounts comprising the Master Trust II Portfolio for each of the dates shown.  The receivables outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as of the date shown.  We cannot provide any assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below.

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Delinquency Experience
Master Trust II Portfolio
(Dollars in Thousands)

	At September 30,		At December 31,
	2021		2020		2019
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$14,152,799		$21,310,467		$26,984,677
Receivables Delinquent:
30‑59 Days	$40,421	0.28%	$88,912	0.41%	$125,844	0.47%
60‑89 Days	26,738	0.19	66,046	0.31	90,288	0.33
90‑119 Days	22,480	0.16	71,517	0.34	79,234	0.29
120‑149 Days	19,743	0.14	57,214	0.27	69,550	0.26
150‑179 Days	18,495	0.13	35,780	0.17	68,070	0.25
180 or More Days	0	0.00	0	0.00	0	0.00
Total	$127,877	0.90%	$319,469	1.50%	$432,986	1.60%

	At December 31,
	2018		2017		2016
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$29,906,193		$32,553,927		$35,135,169
Receivables Delinquent:
30‑59 Days	$147,410	0.48%	$159,922	0.49%	$159,477	0.46%
60‑89 Days	106,236	0.36	117,860	0.36	117,492	0.33
90‑119 Days	91,585	0.31	94,937	0.29	99,167	0.28
120‑149 Days	80,549	0.27	83,315	0.26	83,377	0.24
150‑179 Days	76,615	0.26	83,393	0.26	89,030	0.25
180 or More Days	0	0.00	0	0.00	0	0.00
Total	$502,395	1.68%	$539,427	1.66%	$548,543	1.56%

*	Represents a number greater than 0.000% but less than 0.005%

The following table sets forth the principal charge‑off experience for cardholder payments on the credit card accounts comprising the Master Trust II Portfolio for each of the periods shown.  Charge‑offs consist of write‑offs of principal receivables.  If accrued finance charge receivables that have been written off were included in total charge‑offs, total charge‑offs would be higher as an absolute number and as a percentage of the average of principal receivables outstanding during the periods indicated.  Average principal receivables outstanding is the average of the daily principal receivables balance during the periods indicated.  We cannot provide any assurance that the charge‑off experience for the receivables in the future will be similar to the historical experience set forth below.

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Principal Charge‑Off Experience
Master Trust II Portfolio
(Dollars in Thousands)*

	Nine Months Ended September 30,	Year Ended December 31,
	2021	2020	2019
Average Principal Receivables Outstanding	$15,799,815	$22,656,482	$26,832,055
Total Charge‑Offs	$331,391	$643,308	$853,423
Total Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.80%	2.84%	3.18%
Recoveries	$85,982	$134,254	$141,535
Recoveries as a percentage of Average Principal Receivables Outstanding	0.73%	0.59%	0.53%
Net Charge‑Offs	$245,409	$509,054	$711,888
Net Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.07%	2.25%	2.65%

	Year Ended December 31,
	2018	2017	2016
Average Principal Receivables Outstanding	$29,473,996	$31,867,946	$35,279,471
Total Charge‑Offs	$932,747	$981,547	$1,073,411
Total Charge‑Offs as a percentage of Average Principal Receivables Outstanding	3.16%	3.08%	3.04%
Recoveries	$141,593	$150,450	$168,014
Recoveries as a percentage of Average Principal Receivables Outstanding	0.48%	0.47%	0.47%
Net Charge‑Offs	$791,154	$831,097	$905,397
Net Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.68%	2.61%	2.57%

*
As discussed in “Master Trust II—Collection and Other Servicing Procedures—Current Consolidated Payment Prioritization Methodology Not Fully Comparable with Previous Payment Prioritization Methodologies” in this prospectus, on February 5, 2015 the payment prioritization methodology for reporting account activity for the Master Trust II Portfolio was changed and, as a result, principal charge-off experience reported for the Master Trust II Portfolio for monthly periods ending on and after February 28, 2015 is and will be different than would otherwise have been the case had no change occurred.

As a result —

•	Principal charge-off data relating exclusively to the year ended December 31, 2014 and earlier years has been collected consistently under the old payment prioritization methodology.

•
Principal charge-off data relating to the period from January 1, 2015 to but excluding February 5, 2015 has been collected consistently under the old payment prioritization methodology and principal charge-off data relating to the period from and including February 5, 2015 through September 30, 2021 has been collected consistently under the new payment prioritization methodology.

We can offer no assurance as to how principal charge-off data collected under the old payment prioritization methodology compares to principal charge-off data collected under the new payment prioritization methodology, and we caution investors to compare data only within reporting periods using the same payment prioritization methodology and not across reporting periods using different payment prioritization methodologies.

Total charge‑offs are total principal charge‑offs before recoveries and do not include any charge‑offs of finance charge receivables or the amount of any reductions in average daily principal

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receivables outstanding due to fraud, returned goods, customer disputes or other miscellaneous adjustments.

Net charge-offs are total charge-offs less recoveries on receivables in Defaulted Accounts, determined as described below.  Each month, BANA allocates amounts recovered (net of expenses) from the U.S. credit card portfolio to the Master Trust II Portfolio by dividing the total principal charge-offs for the Master Trust II Portfolio for the related calendar month by the total principal charge-offs for the U.S. credit card portfolio for the same calendar month.  Under the master trust II agreement, recoveries allocated to the Master Trust II Portfolio and transferred to Funding under the receivables purchase agreement are treated as collections of finance charge receivables.

Revenue Experience

The following table sets forth the revenue experience for the credit card accounts from finance charges, fees paid and interchange in the Master Trust II Portfolio for each of the periods shown.

The revenue experience in the following table is calculated on a cash basis.  Yield from finance charges and fees is the result of dividing finance charges and fees by average daily principal receivables outstanding during the periods indicated.  Finance charges and fees are comprised of monthly cash collections of periodic finance charges and other credit card fees including interchange.

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Revenue Experience
Master Trust II Portfolio
(Dollars in Thousands)*

	Nine Months Ended September 30,	Year Ended December 31,
	2021	2020	2019
Finance Charges and Fees	$2,114,562	$3,743,494	$4,632,480
Yield from Finance Charges and Fees	17.84%	16.52%	17.26%

	Year Ended December 31,
	2018	2017	2016
Finance Charges and Fees	$4,891,986	$5,059,433	$5,561,558
Yield from Finance Charges and Fees	16.60%	15.88%	15.76%

*
As discussed in “Master Trust II—Collection and Other Servicing Procedures—Current Consolidated Payment Prioritization Methodology Not Fully Comparable with Previous Payment Prioritization Methodologies” in this prospectus, on February 5, 2015 the payment prioritization methodology for reporting account activity for the Master Trust II Portfolio was changed and, as a result, revenue experience reported for the Master Trust II Portfolio for monthly periods ending on and after February 28, 2015 is and will be different than would otherwise have been the case had no change occurred.

As a result —

•	Revenue data relating exclusively to the year ended December 31, 2014 and earlier years has been collected consistently under the old payment prioritization methodology.

•
Revenue data relating to the period from January 1, 2015 to but excluding February 5, 2015 has been collected consistently under the old payment prioritization methodology and revenue data relating to the period from and including February 5, 2015 through September 30, 2021 has been collected consistently under the new payment prioritization methodology.

We can offer no assurance as to how revenue data collected under the old payment prioritization methodology compares to revenue data collected under the new payment prioritization methodology, and we caution investors to compare data only within reporting periods using the same payment prioritization methodology and not across reporting periods using different payment prioritization methodologies.

The yield on a cash basis will be affected by numerous factors, including the monthly periodic finance charges on the receivables, the amount of fees, changes in the delinquency rate on the receivables, the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges, and the percentage of credit card accounts bearing finance charges at promotional rates.  See “Risk Factors” in this prospectus.

The revenue from periodic finance charges and fees—other than annual fees—depends in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months—as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases—and upon other credit card related services for which the cardholder pays a fee.  Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts.  Accordingly, revenue will be affected by future changes in the types of charges and fees assessed on the accounts and on the types of additional accounts added from time to time.  These revenues could be adversely affected by future changes in fees and charges assessed by BANA and other factors.  See “BANA’s Credit Card Activities” in this prospectus.

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Principal Payment Rates

The following table sets forth the highest and lowest cardholder monthly principal payment rates for the Master Trust II Portfolio during any month in the periods shown and the average cardholder monthly principal payment rates for all months during the periods shown, in each case calculated as a percentage of total beginning monthly account principal balances during the periods shown.  Principal payment rates shown in the table are based on amounts which are deemed payments of principal receivables with respect to the accounts.

Cardholder Monthly Principal Payment Rates
Master Trust II Portfolio*

	Nine Months Ended September 30,	Year Ended December 31,
	2021	2020	2019	2018	2017	2016
Lowest Month	20.66%	17.07%	17.24%	16.67%	15.96%	16.04%
Highest Month	26.76%	23.28%	20.26%	18.98%	18.22%	17.72%
Monthly Average	24.64%	19.78%	19.09%	18.14%	17.28%	16.70%

*
As discussed in “Master Trust II—Collection and Other Servicing Procedures—Current Consolidated Payment Prioritization Methodology Not Fully Comparable with Previous Payment Prioritization Methodologies” in this prospectus, on February 5, 2015 the payment prioritization methodology for reporting account activity for the Master Trust II Portfolio was changed and, as a result, cardholder monthly principal payment rates reported for the Master Trust II Portfolio for monthly periods ending on and after February 28, 2015 is and will be different than would otherwise have been the case had no change occurred.

As a result —

•
Cardholder monthly principal payment rates data relating exclusively to the year ended December 31, 2014 and earlier years has been collected consistently under the old payment prioritization methodology.

•
Cardholder monthly principal payment rates data relating to the period from January 1, 2015 to but excluding February 5, 2015 has been collected consistently under the old payment prioritization methodology and cardholder monthly principal payment rates data relating to the period from and including February 5, 2015 through September 30, 2021 has been collected consistently under the new payment prioritization methodology.

We can offer no assurance as to how cardholder monthly principal payment rates data collected under the old payment prioritization methodology compares to cardholder monthly principal payment rates data collected under the new payment prioritization methodology, and we caution investors to compare data only within reporting periods using the same payment prioritization methodology and not across reporting periods using different payment prioritization methodologies.

BANA’s billing and payment procedures are described under “BANA’s Credit Card Portfolio—Billing and Payments” in this prospectus.  See also “Master Trust II—Collection and Other Servicing Procedures—Current Consolidated Payment Prioritization Methodology Not Fully Comparable with Previous Payment Prioritization Methodologies” in this prospectus for a description of the two payment prioritization methodologies utilized by BANA and their differences.  We cannot provide any assurance that the cardholder monthly principal payment rates in the future will be similar to the historical experience set forth above.  In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders.

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Funding, as transferor, has the right, subject to certain limitations and conditions, to designate certain removed credit card accounts and to require the master trust II trustee to reconvey all receivables in those removed credit card accounts to the transferor.  Once an account is removed, receivables existing or arising under that credit card account are not transferred to master trust II.

The Receivables

As of the beginning of the day on October 1, 2021:

•	the Master Trust II Portfolio included $13,775,633,394 of principal receivables and $377,165,842 of finance charge receivables;

•	the credit card accounts had an average principal receivable balance of $2,390 and an average credit limit of $17,060;

•	the percentage of the aggregate total receivable balance to the aggregate total credit limit was 14.4%;

•	the average age of the credit card accounts was approximately 259 months; and

•	cardholders whose accounts are included in the Master Trust II Portfolio had billing addresses in all 50 States, the District of Columbia and Puerto Rico.

Additionally, as of October 1, 2021:

•	with regard to statements prepared for cardholders during September 2021 only, 4.22% of accounts had cardholders that made the minimum payment under the terms of the related credit card agreement; and

•	with regard to statements prepared for cardholders during September 2021 only, 20.23% of accounts had cardholders that paid their full balance under the terms of the related credit card agreement.

The following tables summarize the Master Trust II Portfolio by various criteria as of the beginning of the day on October 1, 2021.  Because the future composition of the Master Trust II Portfolio may change over time, neither these tables nor the information above describe the composition of the Master Trust II Portfolio at any future time.  If the composition of the Master Trust II Portfolio changes over time, noteholders will not be notified of such change.  See “Risk Factors—Business Risks Relating to BANA’s Credit Card Business—BANA may change the terms of the credit card accounts in a way that reduces or slows collections.  These changes may result in reduced, accelerated or delayed payments to you” in this prospectus.  However, monthly reports containing information on the notes and the collateral securing the notes will be filed with the SEC.  See “Where You Can Find More Information” in this prospectus for information as to how these reports may be accessed.

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Composition by Account Balance
Master Trust II Portfolio

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Credit Balance	178,804	3.1%	$(42,064,293)	(0.3)%
No Balance	2,172,785	37.7	0	0.0
$ .01‑$ 5,000.00	2,518,501	43.6	3,053,214,599	21.6
$ 5,000.01‑$10,000.00	443,257	7.7	3,178,935,007	22.5
$10,000.01‑$15,000.00	206,209	3.6	2,524,000,552	17.8
$15,000.01‑$20,000.00	118,710	2.1	2,054,698,817	14.5
$20,000.01‑$25,000.00	72,123	1.3	1,612,458,291	11.4
$25,000.01 or More	52,739	0.9	1,771,556,263	12.5
Total	5,763,128	100.0%	$14,152,799,236	100.0%

Composition by Credit Limit
Master Trust II Portfolio

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Less than or equal to $ 5,000.00	749,141	13.0%	$450,637,568	3.2%
$ 5,000.01 ‑ $ 10,000.00	955,666	16.6	1,379,987,185	9.8
$ 10,000.01 ‑ $ 15,000.00	1,105,083	19.1	2,014,160,772	14.2
$ 15,000.01 ‑ $ 20,000.00	1,029,317	17.9	2,377,141,597	16.8
$ 20,000.01 ‑ $ 25,000.00	858,420	14.9	3,265,690,288	23.1
$ 25,000.01 or More	1,065,501	18.5	4,665,181,826	32.9
Total	5,763,128	100.0%	$14,152,799,236	100.0%

Composition by Period of Delinquency
Master Trust II Portfolio

Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Not Delinquent	5,702,419	99.0%	$13,825,001,727	97.7%
Up to 29 Days	41,230	0.7	199,920,729	1.4
30 to 59 Days	7,653	0.1	40,419,370	0.3
60 to 89 Days	4,009	0.1	26,738,214	0.2
90 to 119 Days	3,369	0.1	22,480,267	0.2
120 to 149 Days	2,457	0.0	19,743,479	0.1
150 to 179 Days	1,991	0.0	18,495,450	0.1
180+ Days	0	0.0	0	0.0
Total	5,763,128	100.0%	$14,152,799,236	100.0%

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Composition by Account Age
Master Trust II Portfolio

Account Age	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Not More than 6 Months	0	0.0%	$0	0.0%
Over 6 Months to 12 Months	0	0.0	0	0.0
Over 12 Months to 24 Months	0	0.0	0	0.0
Over 24 Months to 36 Months	0	0.0	0	0.0
Over 36 Months to 48 Months	0	0.0	0	0.0
Over 48 Months to 60 Months	0	0.0	0	0.0
Over 60 Months to 72 Months	0	0.0	0	0.0
Over 72 Months	5,763,128	100.0%	14,152,799,236	100.0%
Total	5,763,128	100.0%	$14,152,799,236	100.0%

Geographic Distribution of Accounts
Master Trust II Portfolio

State	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
California	803,455	13.9%	$1,769,429,420	12.5%
Florida	472,400	8.2	1,133,781,534	8.0
Texas	398,081	6.9	1,104,604,904	7.8
New York	326,312	5.7	800,591,495	5.7
Pennsylvania	266,939	4.6	593,854,856	4.2
New Jersey	235,356	4.1	610,242,858	4.3
Georgia	202,531	3.5	557,308,507	3.9
Virginia	195,409	3.4	506,909,262	3.6
Massachusetts	190,879	3.3	447,540,735	3.2
North Carolina	189,789	3.3	497,377,567	3.5
Other	2,481,977	43.1	6,131,158,098	43.3
Total	5,763,128	100.0%	$14,152,799,236	100.0%

Since the largest number of cardholders (based on billing address) whose accounts were included in master trust II as of the beginning of the day on October 1, 2021 were in California, Florida, Texas and New York, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the notes.

FICO.  The following table sets forth the FICO®1 scores on the accounts in the Master Trust II Portfolio, to the extent available, as refreshed during the nine‑month period ended on October 1, 2021.  Receivables, as presented in the following table, are determined as of October 1, 2021.  A FICO score is a measurement determined by Fair Isaac Corporation using information collected by the major credit bureaus to assess credit risk.  FICO scores may change over time, depending on the conduct of the debtor and changes in credit score technology.  Because the future composition and product mix of the Master Trust II Portfolio may change over time, this table is not necessarily indicative of the composition of the Master Trust II Portfolio at any specific time in the future.

Data from an independent credit reporting agency, such as FICO score, is one of several factors that, if available, will be used by BANA in its credit scoring system to assess the credit risk associated

1 FICO® is a federally registered servicemark of Fair Isaac Corporation.

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with each applicant.  See “BANA’s Credit Card Activities—Origination, Account Acquisition, Credit Lines and Use of Credit Card Accounts” in this prospectus.  At the time of account origination, BANA will request information, including a FICO score, from one or more independent credit bureaus.  FICO scores may be different from one bureau to another.  For some cardholders, FICO scores may be unavailable.  FICO scores are based on independent third party information, the accuracy of which cannot be verified.

The table below sets forth refreshed FICO scores from a single credit bureau as of the beginning of the day on October 1, 2021.

Composition by FICO Score
Master Trust II Portfolio

FICO Score	Receivables	Percentage of Total Receivables
Over 720	$9,693,458,033	68.5%
661‑720	3,507,871,332	24.8
601‑660	654,814,707	4.6
Less than or equal to 600	188,922,086	1.3
Unscored	107,733,078	0.8
TOTAL	$14,152,799,236	100.0%

FICO scores for the portfolio are refreshed, a portion of the portfolio at a time, on a rolling, periodic basis.  BANA uses the TransUnion FICO Risk Score Classic 08 model to determine FICO scores.

A “refreshed” FICO score means the FICO score determined by TransUnion during the nine‑month period ended October 1, 2021.

A credit card account that is “unscored” means that a FICO score was not obtained for such account during the nine‑month period ended October 1, 2021.

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